UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 30, 2003

RailAmerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20618	65-0328006

(Commission File Number)	(IRS Employer Identification No.)

5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487

(Address of Principal Executive Offices) (Zip Code)

(561) 994-6015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated October 30, 2003, issued by RailAmerica, Inc. for its 2003 third quarter financial results and to announce that it has adopted a plan to sell its Australian railroad, Freight Australia.

Item 9. Regulation FD Disclosure

     On October 30, 2003, RailAmerica, Inc. (the “Company”) issued a press release announcing the Company’s results for the third quarter and first nine months of 2003 and the adoption of a plan to sell the Company’s Australian railroad, Freight Australia. The purpose of this Form 8-K is to furnish such press release. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 12. Results of Operations and Financial Conditions

     On October 30, 2003, the Company issued a press release announcing the Company’s results for the third quarter and first nine months of 2003 and the adoption of a plan to sell the Company’s Australian railroad, Freight Australia. The purpose of this Form 8-K is to furnish such press release. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.

Date: October 30, 2003	By: /s/ Michael J. Howe

Name: Michael J. Howe Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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